UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2003

Loudeye Corp.

(Exact name of Registrant as specified in its charter)

Delaware	0-29583	91-1908833

(State or other jurisdiction incorporation or of organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1130 Rainier Avenue South
Seattle, Washington 98144

(Address of principal executive offices) (Zip code)

(206) 832-4000

(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS.
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

SIGNATURES

INDEX TO EXHIBITS

EXHIBIT 99.1

EXHIBIT 99.2

ITEM 5. OTHER EVENTS.

     On June 27, 2003, we entered into a revolving credit facility with a bank in the amount of $3,125,000.00 under which we may borrow up to eighty percent, or $2,500,000.00, against our eligible accounts receivable. We intend to use the proceeds for working capital and other general corporate purposes. The facility expires on June 27, 2004. In connection with the facility we issued warrants to the lender to purchase 45,700 shares of our common stock at $0.89 per share. The warrants expire on June 27, 2010.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Exhibits.

99.1	Accounts Receivable Financing Agreement dated June 27, 2003 and exhibits thereto.
99.2	Warrant to Purchase Stock dated June 27, 2003.
99.3	Modification Agreement of Accounts Receivable Financing Agreement dated June 27, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Loudeye Corp.

Dated: July 14, 2003	By:	/s/ Jerold J. Goade, Jr.

Jerold J. Goade, Jr
Vice President and Chief Financial Officer